UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22435

Kayne Anderson Energy Development Company

(Exact name of registrant as specified in charter)

717 Texas Avenue, Suite 3100,

Houston, Texas 77002

(Address of principal executive offices) (Zip code)

David Shladovsky, Esq.

KA Fund Advisors, LLC,

717 Texas Avenue, Suite 3100,

Houston, Texas 77002

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 493-2020

Date of fiscal year end: November 30, 2012

Date of reporting period: August 31, 2012

Item 1: Schedule of Investments

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

SCHEDULE OF INVESTMENTS

AS OF AUGUST 31, 2012

(amounts in 000’s)

(UNAUDITED)

Description	No. of Shares/Units	Value
Long-Term Investments — 138.2%
Equity Investments(1) — 114.3%
United States — 114.3%
Public MLP and Other Equity — 76.4%
Access Midstream Partners, L.P.	194	$5,837
Alliance Holdings GP, L.P.	66	3,214
Buckeye Partners, L.P.(2)	101	4,989
Buckeye Partners, L.P. — Class B Units(2)(3)(4)	100	4,636
Capital Product Partners L.P.	352	2,711
Crestwood Midstream Partners LP	91	2,238
DCP Midstream Partners, LP	211	9,113
DCP Midstream Partners, LP(4)	28	1,177
El Paso Pipeline Partners, L.P.	216	7,820
Enbridge Energy Partners, L.P.	220	6,483
Energy Transfer Equity, L.P.	440	19,337
Energy Transfer Partners, L.P.	133	5,694
Enterprise Products Partners L.P.	341	18,191
Exterran Partners, L.P.	213	4,547
Global Partners LP	205	5,145
Inergy, L.P.	202	4,347
Kinder Morgan Management, LLC(3)	92	6,808
MarkWest Energy Partners, L.P.(2)	132	6,983
Northern Tier Energy LP(5)	72	1,323
ONEOK, Inc.	28	1,238
ONEOK Partners, L.P.	183	10,383
PetroLogistics LP	135	1,727
Plains All American Pipeline, L.P.(2)	103	8,892
PVR Partners, L.P.(2)	347	8,455
Regency Energy Partners LP	560	12,957
SandRidge Mississippian Trust II	90	1,879
SandRidge Permian Trust	144	2,879
Targa Resources Partners LP	91	3,705
Teekay LNG Partners L.P.	28	1,104
Teekay Offshore Partners L.P.	133	3,765
Tesoro Logistics LP	5	227
The Williams Companies, Inc.	95	3,075
VOC Energy Trust	68	1,217
Western Gas Partners, LP	94	4,474
Williams Partners L.P.	63	3,270

		189,840

Private MLP and Other Private Equity(2)(4) — 37.9%
Direct Fuels Partners, L.P. — Class A Common Units	2,500	42,500
Direct Fuels Partners, L.P. — Convertible Preferred Units(6)	144	2,873
Direct Fuels Partners, L.P. — Class D Preferred Units(7)	324	6,496
Plains All American GP LLC	3	7,877
ProPetro Services, Inc.(8)	150,097	8,880
VantaCore Partners LP(3)	2,187	19,681

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

SCHEDULE OF INVESTMENTS

AS OF AUGUST 31, 2012

(amounts in 000’s)

(UNAUDITED)

Description			No. of Shares/Units	Value
Private MLP and Other Private Equity(2)(4) — (continued)

VantaCore Partners LP — Class A Preferred Units(3)(9)			224	$3,586
VantaCore Partners LP — Class B Preferred Units(3)(10)			133	2,135

				94,028

Total Equity Investments (Cost $226,147)				283,868

	Interest Rate	Maturity Date	Principal Amount
Debt Investments — 23.9%
United States — 22.8%
Midstream — 10.1%
Crestwood Holdings Partners, LLC	(11)	3/26/18	$19,485	19,899
Niska Gas Storage Partners LLC	8.875%	3/15/18	5,000	5,125

				25,024

Upstream — 5.3%
Aurora Oil & Gas Limited	9.875	2/15/17	3,500	3,657
CrownRock LP	10.000	8/15/16	3,250	3,453
EP Energy LLC	9.375	5/1/20	2,750	2,994
Halcón Resources Corporation	9.750	7/15/20	3,000	3,068

				13,172

Other Energy — 7.4%
Foresight Energy LLC	9.625	8/15/17	5,000	5,112
ProPetro Services, Inc.(2)(4)(12)	13.000	6/30/13	13,206	13,206

				18,318

Total United States (Cost $79,733)				56,514

Canada — 1.1%
Upstream — 1.1%
PetroBakken Energy Ltd.	8.625	2/1/20	750	769
Southern Pacific Resource Corp.	(13)	1/7/16	1,975	1,990

Total Canada (Cost $2,759)				2,759

Total Debt Investments (Cost $82,492)				59,273

Total Long-Term Investments — 138.2% (Cost $308,639)				343,141

Credit Facility				(77,000)
Other Liabilities in Excess of Other Assets				(17,773)

Net Assets				$248,368

(1)	Unless otherwise noted, equity investments are common units/common shares.

(2)	Kayne Anderson Energy Development Company (the “Company”) believes that it is an affiliate of Buckeye Partners, L.P., Direct Fuels Partners, L.P. (“Direct Fuels”), MarkWest Energy Partners, L.P., PVR Partners, L.P., Plains All American GP LLC, Plains All American Pipeline, L.P., ProPetro Services, Inc. (“ProPetro”) and VantaCore Partners LP (“VantaCore”).

(3)	All or a portion of distributions are paid-in-kind.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

SCHEDULE OF INVESTMENTS

AS OF AUGUST 31, 2012

(amounts in 000’s)

(UNAUDITED)

(4)	Fair valued and restricted security.

(5)	Security is not currently paying cash distributions, but is expected to pay cash distributions within the next 12 months.

(6)	The Convertible Preferred Units consist of three classes — Class A, B and C. Each class has a liquidation preference of $20.00 per unit and is convertible into Class A Common Units.

(7)	The Class D Preferred Units are senior to Direct Fuels’ Convertible Preferred Units and Class A Common Units. The Class D Preferred Units have a liquidation preference of $20.00 per unit.

(8)	Security is non-income producing.

(9)	The Class A Preferred Units have a liquidation preference of $17.50 per unit and were issued by VantaCore to holders of the Common and Class A Preferred Units to the extent that such units did not receive full cash distributions. The Class A Preferred Units have a minimum quarterly distribution of $0.475 per unit and are senior to VantaCore’s Common Units in liquidation preference.

(10)	The VantaCore Class B Preferred Units have a liquidation preference of $17.50 per unit and were issued on August 3, 2011 in connection with VantaCore’s acquisition of a quarry owned by a third-party. On August 3, 2012, the holders of Class B Preferred Units received 0.25 common units of VantaCore for each Class B Preferred Unit held at an issuance price of $7.00 per unit. The Class B Preferred Units have a minimum quarterly distribution of $0.3825 per unit and are senior to all other equity classes of VantaCore in liquidation preference.

(11)	Floating rate first lien senior secured term loan. Security pays interest at a rate of LIBOR + 825 basis points with a 1.5% LIBOR floor (9.75% as of August 31, 2012).

(12)	Fixed rate first lien term loan. The security pays interest in-kind that is added to the outstanding principal of the term loan at a rate of 13.00%.

(13)	Floating rate second lien secured term loan. Security pays interest at base rate + 750 basis points (10.75% as of August 31, 2012).

From time to time, certain of the Company’s investments may be restricted as to resale. For instance, private investments that are not registered under the Securities Act of 1933, as amended, cannot be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Company’s investments have restrictions such as lock-up agreements that preclude the Company from offering these securities for public sale.

At August 31, 2012, the Company held the following restricted investments.

Investment	Acquisition Date	Type of Restriction	Number of Units, Warrants, or Principal ($) (in 000s)	Cost Basis	Fair Value	Fair Value per Unit	Percent of Net Assets	Percent of Total Assets
Level 3 Investments(1)
Buckeye Partners, L.P.
Class B Units	6/10/11	(2)	100	$5,002	$4,636	$46.18	1.9%	1.3%
DCP Midstream Partners, LP
Common Units	7/2/12	(2)	28	983	1,177	41.85	0.5	0.3
Direct Fuels Partners, L.P.(3)
Class A Common Units	6/11/07	(4)	2,500	40,295	42,500	17.00	17.1	12.1
Class A Convertible Preferred Units(5)	5/14/09	(4)	97	1,952	1,929	20.00	0.8	0.5
Class B Convertible Preferred Units(5)	8/25/09	(4)	27	538	538	20.00	0.2	0.2
Class C Convertible Preferred Units(5)	11/20/09	(4)	20	408	406	20.00	0.2	0.1
Class D Preferred Units(6)	(7)	(4)	324	6	6,496	20.05	2.6	1.9
Plains All American GP LLC(8)
Common Units	(7)	(4)	3	4,520	7,877	2,261	3.2	2.2
ProPetro Services, Inc.
Common Shares	2/15/07	(4)	150,097	13	8,880	0.06	3.6	2.5
Secured Term Loan	2/15/07	(4)	$13,206	38,495	13,206	n/a	5.3	3.8
VantaCore Partners LP(9)(10)(11)
Class A Common Units	(7)	(4)	2,187	24,653	19,681	9.00	7.9	5.6
Class A Preferred Units	(7)	(4)	224	—	3,586	16.00	1.4	1.0
Class B Preferred Units	8/3/11	(4)	133	1,868	2,135	16.00	0.8	0.6

Total				$118,733	$113,047		45.5%	32.1%

Level 2 Investments(12)
Senior Notes and Secured Term Loans
Aurora Oil & Gas Limited	2/1/12	(2)	$3,500	$3,454	$3,657	n/a	1.5%	1.0%
Crestwood Holdings Partners, LLC	3/20/12	(4)	19,485	19,193	19,899	n/a	8.0	5.6
CrownRock LP	8/12/11	(4)	3,250	3,050	3,453	n/a	1.4	1.0
EP Energy LLC	4/10/12	(4)	2,750	2,750	2,994	n/a	1.2	0.9
Foresight Energy LLC	8/6/10	(4)	5,000	4,975	5,112	n/a	2.1	1.4
Halcón Resources Corporation	7/24/12	(2)	3,000	3,067	3,068	n/a	1.2	0.9
PetroBakken Energy Ltd.	1/25/12	(2)	750	746	769	n/a	0.3	0.2
Southern Pacific Resource Corp.	5/5/11	(2)	1,975	2,013	1,990	n/a	0.8	0.6

Total				$39,248	$40,942		16.5%	11.6%

Total of all restricted securities				$157,981	$153,989		62.0%	43.7%

(1)	Securities are valued using inputs reflecting the Company’s own assumptions.

(2)	Unregistered or restricted security of a publicly traded company.

(3)	The Company’s investment in Direct Fuels includes 200 incentive distribution rights (20% of total outstanding incentive distribution rights) for which the Company assigns a value of zero.

(4)	Unregistered security of a private company.

(5)	The Direct Fuels Convertible Preferred Units consist of three classes — Class A, B and C. Each class has a liquidation preference of $20.00 per unit and is convertible into Class A Common Units. The Class A Preferred Units are convertible into Class A Common Units at a price of $20.00 per unit. The Class B Preferred Units are convertible into Class A Common Units at a price of $18.50 per unit. The Class C Preferred Units are convertible into Class A Common Units at a price of $15.50 per unit.

(6)	The Direct Fuels Class D Preferred Units are senior to Direct Fuels’ Convertible Preferred Units and Class A Common Units.

(7)	Security was acquired at various dates during the nine months ended August 31, 2012 and/or in prior years.

(8)	In determining the fair value for Plains All American GP LLC (“PAA GP”), the Company’s valuation is based on publicly available information. Robert V. Sinnott, the CEO of KACALP, sits on PAA GP’s board of directors. Certain private investment funds managed by KACALP may value their investment in PAA GP based on non-public information, and, as a result, such valuation may be different than the Company’s valuation.

(9)	The Company’s investment in VantaCore includes 1,823 incentive distribution rights (18% of total outstanding incentive distribution rights) for which the Company assigns a value of zero.

(10)	The VantaCore Class A Preferred Units are senior to the VantaCore Common Units in liquidation preference. The Class A Preferred Units have a liquidation preference of $17.50 per unit and were issued by VantaCore to holders of the common and preferred units to the extent that such units did not receive full cash distributions.

(11)	The VantaCore Class B Preferred Units have a liquidation preference of $17.50 per unit and were issued on August 3, 2011 in connection with VantaCore’s acquisition of a quarry owned by a third-party. On August 3, 2012, the holders of Class B Preferred Units received 0.25 common units of VantaCore for each Class B Preferred Unit held. The Class B Preferred Units have a minimum quarterly distribution of $0.3825 per unit and are senior to all other equity classes of VantaCore in liquidation preference.

(12)	These securities have a fair market value determined by the mean of the bid and ask prices provided by an agent or syndicate bank, principal market maker or an independent pricing service. These securities have limited trading volume and are not listed on a national exchange.

At August 31, 2012, the cost basis of investments for federal income tax purposes was $285,912. At August 31, 2012, gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation of investments	$83,987
Gross unrealized depreciation of investments	(26,758)

Net unrealized appreciation	$57,229

The identified cost basis of federal tax purposes is estimated based on information available from the Company’s portfolio companies. In some cases, this information is very limited. Accordingly, the actual cost basis may prove higher or lower than the estimated cost basis included in this footnote.

As required by the Fair Value Measurement Topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC 820”), the Company has performed an analysis of all assets and liabilities (other than deferred taxes) measured at fair value to determine the significance and character of all inputs to their fair value determination.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories. Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment.

•	Level 1 — Valuations based on quoted unadjusted prices for identical instruments in active markets traded on a national exchange to which the Company has access at the date of measurement.

•

Level 2 — Valuations based on quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Company’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents the Company’s assets measured at fair value on a recurring basis at August 31, 2012, and the Company presents these assets by security type and description on its Schedule of Investments.

Assets at Fair Value	Total	Quoted Prices in Active Markets (Level 1)	Prices with Other Observable Inputs (Level 2)	One or More Unobservable Inputs (Level 3)
Equity investments	$283,868	$184,027	$—	$99,841
Debt investments	59,273	—	46,067	13,206
Other receivable(1)	4,900	—	—	4,900

Total assets at fair value	$348,041	$184,027	$46,067	$117,947

(1)	On April 18, 2011, the Company completed its sale of International Resource Partners (“IRP”) to James River Coal Company (“James River”). A portion of the total consideration was placed in escrow with the balance being paid in cash. The other receivable represents the estimated fair value of its portion of the escrow ($4,900) at August 31, 2012. In June 2012, James River made claims representing a significant portion of the escrow, and in August 2012, a portion of the escrow was settled. On September 20, 2012, the Company received $1,887 from the settlement representing a 92% recovery rate on the portion that was settled. The Company estimates settlement of the remaining escrow over the next 12 to 24 months.

The following table presents the Company’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the nine months ended August 31, 2012.

	Total	Other Receivable(2)	Debt	Equity
Balance — November 30, 2011	$108,709	$5,030	$11,923	$91,756
Sales	—	—	—	—
Realized loss	(130)	(130)	—	—
Unrealized gains (losses), net(1)	4,418	—	1,283	3,135
Purchases	5,821	—	—	5,821
Issuances	1,843	—	—	1,843
Transfer out	(2,714)	—	—	(2,714)
Settlements	—	—	—	—

Balance — August 31, 2012	$117,947	$4,900	$13,206	$99,841

(1)	The $4,418 of unrealized gains relate to investments that are still held at August 31, 2012.

(2)	The amount reflects the fair value of the receivable, held in escrow, that the Company expects to receive in connection with the sale of IRP.

The purchases of $5,821 for the nine months ended August 31, 2012 relate to the Company’s private investment in public equity (“PIPE investment”) in DCP Midstream, LP ($1,000) and 689 Common Units of VantaCore Partners, LP ($4,821). The issuances of $1,843 for the nine months ended August 31, 2012 relate to the Common and Class A Preferred Units of VantaCore and the Class B Units of Buckeye Partners, L.P. On August 3, 2012, the holders of the Class B Preferred Units received 0.25 Common Units of VantaCore for each Class B Preferred Unit held. The Company’s investment in the common units of Teekay Offshore Partners, L.P., which is noted as a transfer out of Level 3 in the table above, became readily marketable during the nine months ended August 31, 2012.

The Company did not have any liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at August 31,2012.

Securities valuation policies and other investment related disclosures are hereby incorporated by reference to the Company’s semi-annual report previously filed with the Securities and Exchange Commission on form N-CSR on July 31, 2012 with a file number 811-22435.

Other information regarding the Company is available in the Company’s most recent annual report. This information is also available on the Company’s website at www.kaynefunds.com; or on the website of the Securities and Exchange Commission, www.sec.gov.

Item 2:	Controls and Procedures

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)), were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities and Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3:	Exhibits

1.	The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

/s/ Kevin S. McCarthy
Name:	Kevin S. McCarthy
Title:	Chairman of the Board of Directors,
President and Chief Executive Officer
Date:	October 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Kevin S. McCarthy
Name:	Kevin S. McCarthy
Title:	Chairman of the Board of Directors, President and Chief Executive Officer
Date:	October 29, 2012

/s/ Terry A. Hart
Name:	Terry A. Hart
Title:	Chief Financial Officer and Treasurer
Date:	October 29, 2012